Exhibit 10.1

AMENDMENT TO “APPENDIX A” OF THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to “Appendix A” of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of February 28, 2013.

WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the “Board”) to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan;

NOW, THEREFORE, the Company hereby amends “Appendix A” of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action taken on February 28, 2013.

Except as amended herein, the Plan shall continue in full force and effect.

ASTEC INDUSTRIES, INC.

Date: February 28, 2013                                                                       By /s/ Stephen A. Anderson
Name Stephen A. Anderson
Title VP/Secretary

“APPENDIX A”
Each Participant’s Date of Participation

Name of Participant                                  Effective Dates of Participation
J. Don Brock                                                      January 1, 1995
Thomas R. Campbell                                        January 1, 1995
Frank Cargould                                                 January 1, 1995
Jeff Elliott                                                           January 1, 1995
Tim Gonigam                                                     January 1, 1995
Richard Patek                                                    January 1, 1995
W. Norman Smith                                             January 1, 1995
Joseph Vig                                                         January 1, 1995
Jeff Richmond                                                   May 1, 2004
Richard Dorris                                                   January 3, 2005
Ben Brock                                                          January 1, 2007
Michael A. Bremmer                                        January 1, 2007
Stephen C. Anderson                                      January 1, 2008
Lawrence R. Cumming                                     January 1, 2008
Neil Peterson                                                     January 1, 2008
David C. Silvious                                              January 1, 2008
Joe Cline                                                             February 1, 2008
Chris Colwell                                                      May 31, 2011
Robin Leffew                                                     August 1, 2011
D. Aaron Harmon                                              November 1, 2011
Matthew B. Haven                                            January 1, 2013